[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                         MFS(R) RESEARCH FUND

                         ANNUAL REPORT o SEPTEMBER 30, 1999





              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
              ----------------------------------------------------


TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  5
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
     Alec C. Murray

For the 12 months ended September 30, 1999, Class A shares of the Fund provided a total return of 24.09%, Class B shares 23.31%, Class C shares 23.35%, and Class I shares 24.59%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 27.81% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average growth fund reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance, returned 30.34%.

Q. WHAT ARE SOME OF THE FACTORS THAT CAUSED THE FUND TO UNDERPERFORM ITS INDEX?

A. The Fund's underperformance related to holdings in the consumer products and retailing sectors. In retailing, CVS and Rite Aid have performed poorly this year due to the threat of increased sales of pharmaceuticals over the Internet. Rite Aid also has had accounting issues, which has caused us to reduce our position. Longer term, we believe a portion of the market will choose to purchase pharmaceuticals over the Internet just as a portion of the market has already chosen to use mail order. However, we feel that most pharmaceutical sales will continue to go through pharmacies given people's desire to meet with pharmacists and to fill their prescription immediately. Consumer staples stocks such as Gillette, most of which we sold during the period, and Clorox were hurt by their exposure in Latin America, especially Brazil and Argentina, where we thought the economies would rebound more quickly than they did.

Q. DOES THIS MEAN THE FUND IS SHYING AWAY FROM CONSUMER STOCKS?

A. Yes. We have reduced our position in the consumer products because we have not seen sector evidence of a recovery in foreign markets. However, we retain core holdings in the sector with names like Clorox. We also recently began building a position in Coca-Cola Co., which we think is a premier consumer products company and is now selling at a more attractive valuation.

Q. WHAT WERE SOME OF THE TECHNOLOGY STOCKS THAT DID WELL?

A. Our holdings in the semiconductor, infrastructure, and telecommunications provider markets performed exceptionally well. These companies, such as Cisco, Motorola, MCI WorldCom, Analog Devices, and LSI Logic, all benefited from the explosion in communications traffic.

Q. CAN YOU DISCUSS A TECHNOLOGY STOCK THAT YOU SOLD AND WHY?

A. Lucent Technologies, a company spun off by AT&T, designs, develops, and manufactures communications systems and software. Lucent made a significant contribution to the Fund's performance earlier in the period. We sold it because we believed we had captured most of its appreciation, and other stocks, such as Cisco, showed more growth potential.

Q. WHAT TYPE OF COMPANIES LOOK PROMISING FOR THE FUTURE?

A. Companies that are leaders in their field. Currently, we have large investments in leading communications companies because we believe this is where innovation is occurring. However, the Research Fund looks for leading companies across all industries and has been able to identify leaders in many industries. BP Amoco in the energy industry, for example, has added value in a difficult industry through cost reduction and productivity measures. Wal-Mart has done well in a generally difficult retail market by focusing on adding value for the consumer. These are just a few examples, but our team of analysts uncovers companies on a daily basis that we believe may be the next generation of leaders in their fields.

  Respectfully,

/s/ Alec C. Murray
    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    OCTOBER 13, 1971

  CLASS INCEPTION:          CLASS A  OCTOBER 13, 1971
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  JANUARY 3, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $6.5 BILLION NET ASSETS AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(FOR THE 10-YEAR PERIOD ENDED SEPTEMBER 30, 1999)

            MFS RESEARCH           S&P 500
           FUND - CLASS A       COMPOSITE INDEX
------------------------------------------------
9/89          $ 9,430             $10,000
9/91           10,640              11,900
9/93           15,260              14,940
9/95           20,460              20,100
9/97           33,320              33,960
9/99           40,984              47,334

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH SEPTEMBER 30, 1999

CLASS A

                                                               1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +24.09%       +58.31%      +149.39%       +334.85%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +24.09%       +16.55%      + 20.05%       + 15.83%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            +16.96%       +14.27%      + 18.64%       + 15.15%
------------------------------------------------------------------------------------------------------------------

CLASS B

                                                               1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +23.31%       +55.27%      +140.93%       +322.00%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +23.31%       +15.80%      + 19.23%       + 15.35%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            +19.31%       +15.05%      + 19.03%       + 15.35%
------------------------------------------------------------------------------------------------------------------

CLASS C

                                                               1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +23.35%       +55.34%      +141.26%       +321.41%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +23.35%       +15.81%      + 19.26%       + 15.38%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            +22.35%       +15.81%      + 19.26%       + 15.38%
------------------------------------------------------------------------------------------------------------------

CLASS I

                                                               1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +24.59%       +61.48%      +154.38%       +343.55%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            +24.59%       +16.94%      + 20.30%       + 15.95%
------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                               1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------------
Average growth fund*                                          +30.34%       +19.37%      + 20.00%       + 14.35%
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                        +27.81%       +25.09%      + 25.03%       + 16.82%
------------------------------------------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1999

Five Largest Stock Sectors

TECHNOLOGY                         27.2%
FINANCIAL SERVICES                 14.5%
UTILITIES & COMMUNICATIONS         10.7%
HEALTH CARE                        10.0%
LEISURE                             7.5%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.8%                           LSI LOGIC CORP.  2.1%
Computer software and systems company           Semiconductor company

TYCO INTERNATIONAL LTD.  3.3%                   CISCO SYSTEMS, INC.  2.1%
Security systems, packaging, and electronic     Computer network developer
equipment conglomerate
                                                BMC SOFTWARE, INC.  2.0%
ANALOG DEVICES, INC.  2.4%                      Computer software company
Semiconductor company
                                                BELL ATLANTIC CORP.  2.0%
SPRINT CORP. (PCS GROUP)  2.3%                  Integrated telecommunications
Long-distance telephone company                 company

SUN MICROSYSTEMS, INC.  2.2%                    ORACLE CORP.  1.9%
Computer systems company                        Database software developer and
                                                manufacturer

This portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 1999

Stocks - 95.4%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.5%
  Aerospace - 3.1%
    General Dynamics Corp.                                          1,140,700           $   71,222,456
    Raytheon Co., "B"                                                 942,900               46,791,412
    United Technologies Corp.                                       1,452,300               86,139,544
                                                                                        --------------
                                                                                        $  204,153,412
------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Federal-Mogul Corp.                                             1,194,600           $   32,926,163
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.9%
    Bank America Corp.                                                473,000           $   26,340,188
    Bank of New York Co., Inc.                                      1,276,200               42,672,937
    Chase Manhattan Corp.                                             447,008               33,693,228
    PNC Bank Corp.                                                    969,600               51,085,800
    Providian Financial Corp.                                         517,000               40,939,937
    US Bancorp                                                      1,433,300               43,267,744
    Wells Fargo Co.                                                   470,700               18,651,488
                                                                                        --------------
                                                                                        $  256,651,322
------------------------------------------------------------------------------------------------------
  Biotechnology - 1.3%
    Guidant Corp.                                                   1,590,200           $   85,274,475
------------------------------------------------------------------------------------------------------
  Business Machines - 2.6%
    Hewlett-Packard Co.                                               341,100           $   31,381,200
    Sun Microsystems, Inc.*                                         1,486,400              138,235,200
                                                                                        --------------
                                                                                        $  169,616,400
------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    First Data Corp.                                                  696,300           $   30,550,163
------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Cambrex Corp.                                                     586,000           $   15,492,375
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.6%
    Microsoft Corp.*                                                3,302,900           $  299,118,881
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    EMC Corp.*                                                      1,157,700           $   82,703,194
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.8%
    BMC Software, Inc.*                                             1,774,900           $  127,016,281
    Citrix Systems, Inc.*                                             437,800               27,116,238
    Computer Associates International, Inc.                           488,875               29,943,594
    Compuware Corp.*                                                1,648,100               42,953,606
    Liberate Technologies*                                            179,300                7,553,013
    Oracle Corp.*                                                   2,651,230              120,630,965
    Synopsys, Inc.*                                                   591,900               33,238,884
    VERITAS Software Corp.*                                           741,600               56,315,250
                                                                                        --------------
                                                                                        $  444,767,831
------------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                         1,999,274           $  206,425,040
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.9%
    Clorox Co.                                                      1,188,800           $   45,471,600
    Colgate-Palmolive Co.                                             853,700               39,056,775
    Dial Corp.                                                      1,897,100               48,376,050
    Gillette Co.                                                      203,100                6,892,706
    Newell Rubbermaid, Inc.                                           147,763                4,220,481
    Procter & Gamble Co.                                              489,300               45,871,875
                                                                                        --------------
                                                                                        $  189,889,487
------------------------------------------------------------------------------------------------------
  Containers - 0.8%
    Owens Illinois, Inc.*                                           1,643,100           $   32,553,919
    Smurfit-Stone Container Corp.*                                    956,538               20,685,134
                                                                                        --------------
                                                                                        $   53,239,053
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Honeywell, Inc.                                                   553,100           $   61,566,944
------------------------------------------------------------------------------------------------------
  Electronics - 4.8%
    Analog Devices, Inc.*                                           2,973,299           $  152,381,574
    Flextronics International Ltd.*                                   504,300               29,343,956
    LSI Logic Corp.*                                                2,563,700              132,030,550
                                                                                        --------------
                                                                                        $  313,756,080
------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Devon Energy Corp.                                                323,200           $   13,392,600
------------------------------------------------------------------------------------------------------
  Entertainment - 4.4%
    Carnival Corp.                                                    836,100           $   36,370,350
    CBS Corp.*                                                        861,800               39,858,250
    Comcast Corp., "A"                                                861,500               34,352,312
    Disney (Walt) Co.                                               1,341,000               34,698,375
    Infinity Broadcasting Corp.*                                    1,574,700               46,158,394
    Macromedia, Inc.*                                                  78,400                3,204,600
    Time Warner, Inc.                                               1,506,300               91,507,725
                                                                                        --------------
                                                                                        $  286,150,006
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.8%
    Associates First Capital Corp., "A"                             1,695,246           $   61,028,856
    Citigroup, Inc.                                                 1,821,350               80,139,400
    Morgan Stanley Dean Witter & Co.                                  333,300               29,726,193
    Schwab (Charles) Corp.                                            292,900                9,867,069
                                                                                        --------------
                                                                                        $  180,761,518
------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    AXA Financial, Inc.                                               914,100           $   51,018,206
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.6%
    Coca-Cola Co.                                                   1,776,900           $   85,402,256
    Nabisco Holdings Corp., "A"                                       994,070               34,357,545
    Ralston-Ralston Purina Group                                    1,705,840               47,443,675
                                                                                        --------------
                                                                                        $  167,203,476
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Bowater, Inc.                                                     774,400           $   40,656,000
------------------------------------------------------------------------------------------------------
  Insurance - 4.6%
    American International Group, Inc.                                808,850           $   70,319,397
    CIGNA Corp.                                                     1,071,500               83,309,125
    Hartford Financial Services Group, Inc.                         1,192,800               48,755,700
    Lincoln National Corp.                                          1,224,700               46,002,794
    Nationwide Financial Services, Inc., "A"                          538,500               19,049,437
    ReliaStar Financial Corp.                                         965,863               32,114,945
                                                                                        --------------
                                                                                        $  299,551,398
------------------------------------------------------------------------------------------------------
  Internet - 0.5%
    Phone.com, Inc.*                                                   50,300           $    7,620,450
    VeriSign, Inc.*                                                   212,370               22,617,405
                                                                                        --------------
                                                                                        $   30,237,855
------------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                                   1,355,100           $   71,396,831
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    American Home Products Corp.                                    2,827,800           $  117,353,700
    Boston Scientific Corp.*                                        1,206,400               29,783,000
    Bristol-Myers Squibb Co.                                        1,235,100               83,369,250
    Pharmacia & Upjohn, Inc.                                        1,858,700               92,237,987
                                                                                        --------------
                                                                                        $  322,743,937
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.5%
    Cardinal Health, Inc.                                             971,950           $   52,971,275
    Medtronic, Inc.                                                 1,523,400               54,080,700
    United Healthcare Corp.                                         1,067,900               51,993,381
    VISX, Inc.*                                                        53,030                4,194,342
                                                                                        --------------
                                                                                        $  163,239,698
------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Cooper Cameron Corp.*                                             427,400           $   16,134,350
------------------------------------------------------------------------------------------------------
  Oils - 2.6%
    Atlantic Richfield Co.                                            267,300           $   23,689,463
    Coastal Corp.                                                     118,900                4,867,469
    Conoco, Inc.                                                    2,333,500               63,879,562
    EOG Resources, Inc.                                               459,600                9,766,500
    Mobil Corp.                                                       688,800               69,396,600
                                                                                        --------------
                                                                                        $  171,599,594
------------------------------------------------------------------------------------------------------
  Photographic Products - 0.3%
    Polaroid Corp.                                                    759,725           $   19,752,850
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Tribune Co.                                                     1,282,000           $   63,779,500
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    McDonald's Corp.                                                2,339,600           $  100,602,800
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.5%
    SPX Corp.*                                                         94,400           $    8,566,800
    Xerox Corp.                                                       518,700               21,752,981
                                                                                        --------------
                                                                                        $   30,319,781
------------------------------------------------------------------------------------------------------
  Stores - 4.1%
    CVS Corp.                                                       1,613,900           $   65,867,294
    Dayton Hudson Corp.                                               371,900               22,337,244
    Office Depot, Inc.*                                             2,557,450               26,054,022
    Rite Aid Corp.                                                  1,572,100               21,714,631
    TJX Cos., Inc.                                                  1,236,200               34,690,862
    Wal-Mart Stores, Inc.                                           2,105,900              100,161,869
                                                                                        --------------
                                                                                        $  270,825,922
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Kroger Co.*                                                     2,747,700           $   60,621,131
    Safeway, Inc.*                                                  1,461,600               55,632,150
                                                                                        --------------
                                                                                        $  116,253,281
------------------------------------------------------------------------------------------------------
  Telecommunications - 12.7%
    Bell Atlantic Corp.                                             1,882,700           $  126,729,244
    Cisco Systems, Inc.*                                            1,887,750              129,428,859
    GTE Corp.                                                         323,600               24,876,750
    MCI WorldCom, Inc.*                                             1,558,974              112,051,256
    Motorola, Inc.                                                  1,204,800              106,022,400
    Nortel Networks Corp.                                             796,300               40,611,300
    SBC Communications, Inc.                                        1,014,800               51,818,225
    Sprint Corp.                                                    1,054,926               57,229,736
    Sprint Corp. (PCS Group)*                                       1,893,300              141,169,181
    Tellabs, Inc.*                                                    710,675               40,464,058
                                                                                        --------------
                                                                                        $  830,401,009
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    CMS Energy Corp.                                                  764,200           $   25,935,038
    MidAmerican Energy Holdings Co.*                                  988,600               29,163,700
    Texas Utilities Co.                                               403,700               15,063,056
                                                                                        --------------
                                                                                        $   70,161,794
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Columbia Energy Group                                             419,450           $   23,227,044
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $5,785,540,270
------------------------------------------------------------------------------------------------------

Foreign Stocks - 6.9%
  Canada - 0.1%
    Abitibi-Consolidated, Inc. (Forest and Paper Products)            582,600           $    7,027,612
------------------------------------------------------------------------------------------------------
  France - 0.9%
  Total Fina S.A., ADR (Oils)                                         126,800           $    8,043,875
  Total S.A., "B" (Oils)                                              427,385               53,648,974
                                                                                        --------------
                                                                                        $   61,692,849
------------------------------------------------------------------------------------------------------
  Germany - 0.9%
    Mannesmann AG (Machinery)                                         358,085           $   57,139,643
------------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Bank of Ireland (Banks and Credit Cos.)*                        6,707,620           $   54,587,100
    Trintech Group PLC, ADR (Computer Software - Products)*           250,200                3,283,875
                                                                                        --------------
                                                                                        $   57,870,975
------------------------------------------------------------------------------------------------------
  Japan - 0.7%
    Hitachi Ltd. (Electronics)                                      2,399,000           $   26,520,705
    Orix Corp. (Financial Services)                                   160,300               19,658,301
                                                                                        --------------
                                                                                        $   46,179,006
------------------------------------------------------------------------------------------------------
  Spain - 0.2%
    Repsol S.A. (Oils)                                                532,487           $   10,417,197
------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Ericsson LM, "B" (Telecommunications)                             606,260           $   18,806,795
------------------------------------------------------------------------------------------------------
  Switzerland - 0.7%
    UBS AG (Banks and Credit Cos.)                                    157,900           $   44,465,548
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    BP Amoco PLC, ADR (Oils)                                          867,575           $   96,138,155
    AstraZeneca Group PLC (Medical and Health Products)             1,214,700               50,978,428
                                                                                        --------------
                                                                                        $  147,116,583
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  450,716,208
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,019,914,913)                                          $6,236,256,478
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.4%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
      Associates Corp. of North America, due 10/01/99             $    20,000           $   20,000,000
      Federal Home Loan Bank, due 10/22/99                             50,000               49,850,084
      Federal National Mortgage Assn., due
        10/04/99 - 10/27/99                                           115,870              115,635,096
      Student Loan Marketing Assn., due 10/01/99                       32,500               32,500,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  217,985,180
------------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 3.7%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio
        (Identified Cost, $243,402,501)                           243,402,501           $  243,402,501
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,481,302,594)                                     $6,697,644,159
Other Assets, Less Liabilities - (2.5)%                                                   (162,842,584)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $6,534,801,575
------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,481,302,594)        $6,697,644,159
  Cash                                                                  230,801
  Foreign currency, at value (identified cost, $29)                          29
  Receivable for Fund shares sold                                    39,507,275
  Receivable for investments sold                                    96,101,244
  Dividends and interest receivable                                   3,862,217
  Other assets                                                           66,587
                                                                 --------------
      Total assets                                               $6,837,412,312
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                             $   15,320,872
  Payable for investments purchased                                  42,484,077
  Collateral for securities loaned, at value                        243,402,501
  Payable to affiliates -
    Management fee                                                       76,743
    Shareholder servicing agent fee                                      17,847
    Distribution and service fee                                        123,569
    Administrative fee                                                    1,028
  Accrued expenses and other liabilities                              1,184,100
                                                                 --------------
      Total liabilities                                          $  302,610,737
                                                                 --------------
Net assets                                                       $6,534,801,575
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $4,736,320,143
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               1,216,368,465
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   582,534,965
  Accumulated net investment loss                                      (421,998)
                                                                 --------------
      Total                                                      $6,534,801,575
                                                                 ==============
Shares of beneficial interest outstanding                          260,017,695
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,061,563,357 / 119,675,882 shares of
     beneficial interest outstanding)                               $25.58
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                               $27.14
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,753,934,617 / 111,314,753 shares of
     beneficial interest outstanding)                               $24.74
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $699,815,876 / 28,270,737 shares of
     beneficial interest outstanding)                               $24.75
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $19,487,725 / 756,323 shares of
     beneficial interest outstanding)                               $25.77
                                                                    ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   51,985,219
    Interest                                                          8,531,357
    Foreign taxes withheld                                             (691,288)
                                                                 --------------
      Total investment income                                    $   59,825,288
                                                                 --------------
  Expenses -
    Management fee                                               $   27,850,677
    Trustees' compensation                                              167,517
    Shareholder servicing agent fee                                   6,971,173
    Distribution and service fee (Class A)                           10,928,906
    Distribution and service fee (Class B)                           27,421,229
    Distribution and service fee (Class C)                            6,943,247
    Administrative fee                                                  313,503
    Custodian fee                                                     1,297,480
    Printing                                                            227,106
    Postage                                                             700,355
    Auditing fees                                                        35,726
    Legal fees                                                           37,690
    Miscellaneous                                                     4,123,535
                                                                 --------------
      Total expenses                                             $   87,018,144
    Fees paid indirectly                                               (744,545)
                                                                 --------------
      Net expenses                                               $   86,273,599
                                                                 --------------
        Net investment loss                                      $  (26,448,311)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  633,041,760
    Foreign currency transactions                                    (1,355,241)
                                                                 --------------
        Net realized gain on investments and foreign
          currency transactions                                  $  631,686,519
                                                                 --------------
  Change in unrealized appreciation -
    Investments                                                  $  698,156,192
    Translation of assets and liabilities in foreign
      currencies                                                         24,913
                                                                 --------------
        Net unrealized gain on investments and foreign
          currency translation                                   $  698,181,105
                                                                 --------------
          Net realized and unrealized gain on investments
            and foreign currency                                 $1,329,867,624
                                                                 --------------
            Increase in net assets from operations               $1,303,419,313
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                             1999                1998
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $  (26,448,311)     $   (5,532,906)
  Net realized gain on investments and foreign currency
    transactions                                              631,686,519         257,290,588
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      698,181,105        (379,649,249)
                                                           --------------      --------------
    Increase (decrease) in net assets from operations      $1,303,419,313      $ (127,891,567)
                                                           --------------      --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $ (116,922,157)     $ (104,270,556)
  From net realized gain on investments and foreign
    currency transactions (Class B)                          (103,235,324)        (78,726,547)
  From net realized gain on investments and foreign
    currency transactions (Class C)                           (25,969,746)        (19,503,877)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (767,888)           (848,087)
                                                           --------------      --------------
    Total distributions declared to shareholders           $ (246,895,115)     $ (203,349,067)
                                                           --------------      --------------
Net increase in net assets from Fund share transactions    $   47,785,574      $1,220,544,995
                                                           --------------      --------------
      Total increase in net assets                         $1,104,309,772      $  889,304,361
Net assets:
  At beginning of period                                    5,430,491,803       4,541,187,442
                                                           --------------      --------------
At end of period (including accumulated net investment
  loss of $421,998 and $106,481, respectively)             $6,534,801,575      $5,430,491,803
                                                           ==============      ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                        1999                1998               1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $21.45              $22.69             $18.53           $15.61           $12.59
                                              ------              ------             ------           ------           ------
Income from investment operations# -
  Net investment income (loss)(S)             $(0.02)             $ 0.05             $ 0.04           $ 0.06           $ 0.08
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                     5.10               (0.30)              5.07             3.88             2.99
                                              ------              ------             ------           ------           ------
    Total from investment operations          $ 5.08              $(0.25)            $ 5.11           $ 3.94           $ 3.07
                                              ------              ------             ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                  $ --                $ --               $(0.01)          $(0.05)          $(0.02)
  From net realized gain on investments
  and foreign currency transactions            (0.95)              (0.99)             (0.92)           (0.97)           (0.03)
  In excess of net investment income            --                  --                (0.02)            --               --
                                              ------              ------             ------           ------           ------
    Total distributions declared to
      shareholders                            $(0.95)             $(0.99)            $(0.95)          $(1.02)          $(0.05)
                                              ------              ------             ------           ------           ------
Net asset value - end of period               $25.58              $21.45             $22.69           $18.53           $15.61
                                              ======              ======             ======           ======           ======
Total return(+)                                24.09%              (0.89)%            28.72%           26.54%           24.49%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                    0.98%               0.91%              0.96%            0.91%            0.95%
  Net investment income (loss)                 (0.06)%              0.23%              0.18%            0.36%            0.58%
Portfolio turnover                                93%                 81%                79%              81%              94%
Net assets at end of period (000
  omitted)                                $3,061,563          $2,611,866         $2,201,849         $972,353         $507,784

 (S) The distributor did not impose a portion of its distribution fee for the period indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income                                                                                              $ 0.07
     Ratios (to average net assets):
        Expenses##                                                                                                       1.05%
        Net investment income                                                                                            0.48%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                        1999                1998               1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS  B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $20.90              $22.16             $18.19           $15.40           $12.50
                                              ------              ------             ------           ------           ------
Income from investment operations# -
  Net investment loss                         $(0.18)             $(0.10)            $(0.10)          $(0.06)          $(0.03)
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                     4.97               (0.28)              4.97             3.82             2.96
                                              ------              ------             ------           ------           ------
    Total from investment operations          $ 4.79              $(0.38)            $ 4.87           $ 3.76           $ 2.93
                                              ------              ------             ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                  $ --                $ --               $ --             $ --             $(0.00)+++
  From net realized gain on investments
   and foreign currency transactions           (0.95)              (0.88)             (0.90)           (0.97)           (0.03)
                                              ------              ------             ------           ------           ------
    Total distributions declared to
      shareholders                            $(0.95)             $(0.88)            $(0.90)          $(0.97)          $(0.03)
                                              ------              ------             ------           ------           ------
Net asset value - end of period               $24.74              $20.90             $22.16           $18.19           $15.40
                                              ======              ======             ======           ======           ======
Total return                                   23.31%              (1.54)%            27.88%           25.59%           23.55%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                    1.63%               1.56%              1.63%            1.66%            1.78%
  Net investment loss                          (0.71)%             (0.42)%            (0.49)%          (0.37)%          (0.21)%
Portfolio turnover                                93%                 81%                79%              81%              94%
Net assets at end of period (000
  omitted)                                $2,753,935          $2,237,570         $1,860,130         $680,456         $178,117

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                           1999             1998             1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS  C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $20.92              $22.17             $18.22           $15.42           $12.51
                                              ------              ------             ------           ------           ------
Income from investment operations# -
  Net investment loss                         $(0.18)             $(0.10)            $(0.09)          $(0.06)          $(0.02)
  Net realized and unrealized gain (loss)
   on investments and foreign currency          4.96               (0.27)              4.96             3.83             2.96
                                              ------              ------             ------           ------           ------
    Total from investment operations          $ 4.78              $(0.37)            $ 4.87           $ 3.77           $ 2.94
                                              ------              ------             ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                  $ --                $ --               $(0.00)+++       $ --             $ --
  From net realized gain on investments
   and foreign currency transactions           (0.95)              (0.88)             (0.92)           (0.97)           (0.03)
  In excess of net investment income
                                                --                  --                (0.00)+++        (0.00)+++         --
                                              ------              ------             ------           ------           ------
    Total distributions declared to
      shareholders                            $(0.95)             $(0.88)            $(0.92)          $(0.97)          $(0.03)
                                              ------              ------             ------           ------           ------
Net asset value - end of period               $24.75              $20.92             $22.17           $18.22           $15.42
                                              ======              ======             ======           ======           ======
Total return                                   23.35%              (1.51)%            27.87%           25.67%           23.58%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                    1.63%               1.56%              1.62%            1.67%            1.71%
  Net investment loss                          (0.71)%             (0.42)%            (0.47)%          (0.38)%          (0.15)%
Portfolio turnover                                93%                 81%                79%              81%              94%
Net assets at end of period (000 omitted)   $699,816            $563,505           $459,809         $136,032          $25,737

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                              1999               1998              1997*
----------------------------------------------------------------------------------------------------------------
                                                                  CLASS  I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $21.52             $22.75             $18.34
                                                                    ------             ------             ------
Income from investment operations# -
  Net investment income                                             $ 0.07             $ 0.13             $ 0.07
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                              5.13              (0.31)              4.34
                                                                    ------             ------             ------
    Total from investment operations                                $ 5.20             $(0.18)            $ 4.41
                                                                    ------             ------             ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions             $(0.95)            $(1.05)            $ --
                                                                    ------             ------             ------
Net asset value - end of period                                     $25.77             $21.52             $22.75
                                                                    ======             ======             ======
Total return                                                         24.59%             (0.55)%            24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.63%              0.56%              0.63%+
  Net investment income                                               0.29%              0.57%              0.51%+
Portfolio turnover                                                      93%                81%                79%
Net assets at end of period (000 omitted)                          $19,488            $17,551            $19,400
 * For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At September 30, 1999, the value of securities loaned was $235,255,811. These loans were collateralized by cash of $243,402,501. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $598,393 under this arrangement.

The Fund has also entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $146,152 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provision of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1999, $26,132,794 and $292,072 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the Fund's average daily net assets. Prior to November 1, 1998, the management fee was computed daily and paid monthly, using a percentage of the Fund's average daily net assets plus a percentage of the Fund's gross income, at an effective annual rate of 0.33% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $67,812 for the year ended September 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,049,533 for the year ended September 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $429,799 for the year ended September 30, 1999. Fees incurred under the distribution plan during the year ended September 30, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $70,562 and $11,122 for Class B and Class C shares, respectively, for the year ended September 30, 1999. Fees incurred under the distribution plan during the year ended September 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1999, were $107,044, $4,640,836, and $115,983 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $5,949,172,470 and $6,379,229,167, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $ 5,507,020,155
                                                                ---------------
Gross unrealized appreciation                                   $ 1,470,172,819
Gross unrealized depreciation                                      (279,548,815)
                                                                ---------------
    Net unrealized appreciation                                 $ 1,190,624,004
                                                                ===============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED SEPTEMBER 30, 1999          YEAR ENDED SEPTEMBER 30, 1998
                                  ---------------------------------       --------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        129,694,128       $3,288,673,034        83,102,457       $1,939,622,831
Shares issued to
  shareholders in
  reinvestment of
  distributions                      4,369,992          102,711,201         4,489,534           91,779,609
Shares reacquired                 (136,162,282)      (3,464,307,738)      (62,877,919)      (1,467,034,354)
                                  ------------       --------------       -----------       --------------
    Net increase (decrease)         (2,098,162)      $  (72,923,503)       24,714,072       $  564,368,086
                                  ============       ==============       ===========       ==============

Class B Shares
                                      YEAR ENDED SEPTEMBER 30, 1999          YEAR ENDED SEPTEMBER 30, 1998
                                  ---------------------------------       --------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         23,402,859       $  566,979,055        39,061,924       $  885,791,000
Shares issued to
  shareholders in
  reinvestment of
  distributions                      3,755,718           85,672,274         3,258,962           65,159,056
Shares reacquired                  (22,892,519)        (560,012,591)      (19,219,913)        (433,712,058)
                                  ------------       --------------       -----------       --------------
    Net increase                     4,266,058       $   92,638,738        23,100,973       $  517,237,998
                                  ============       ==============       ===========       ==============

Class C Shares
                                      YEAR ENDED SEPTEMBER 30, 1999          YEAR ENDED SEPTEMBER 30, 1998
                                  ---------------------------------       --------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         10,513,546       $  257,451,695        11,258,935       $  255,375,767
Shares issued to
  shareholders in
  reinvestment of
  distributions                        769,872           17,576,582           630,442           12,602,429
Shares reacquired                   (9,954,748)        (245,373,049)       (5,685,657)        (128,214,722)
                                  ------------       --------------       -----------       --------------
    Net increase                     1,328,670       $   29,655,228         6,203,720       $  139,763,474
                                  ============       ==============       ===========       ==============

Class I Shares
                                      YEAR ENDED SEPTEMBER 30, 1999          YEAR ENDED SEPTEMBER 30, 1998
                                  ---------------------------------       --------------------------------
                                        SHARES               AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             78,641       $    1,967,225           118,387       $    2,814,464
Shares issued to
  shareholders in
  reinvestment of
  distributions                         28,878              680,655            38,865              793,621
Shares reacquired                     (166,608)          (4,232,769)         (194,599)          (4,432,648)
                                  ------------       --------------       -----------       --------------
    Net decrease                       (59,089)      $   (1,584,889)          (37,347)      $     (824,563)
                                  ============       ==============       ===========       ==============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1999, was $44,010. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series constituting MFS Series Trust V) as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund at September 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 4, 1999


                   ----------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $246,895,115 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 1999.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) RESEARCH FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified              CUSTODIAN
services company)                                      State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway                 AUDITORS
& Barnes (attorneys)                                   Deloitte & Touche LLP

William J. Poorvu - Adjunct Professor, Harvard         INVESTOR INFORMATION
University Graduate School of Business                 For MFS stock and bond market outlooks, call
Administration                                         toll free: 1-800-637-4458 anytime from a
                                                       touch-tone telephone.
Charles W. Schmidt - Private Investor
                                                       For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                    financial consultant or, for an information
Vice President, Director, and Secretary,               kit, call toll free: 1-800-637-2929 any
MFS Investment Management                              business day from 9 a.m. to 5 p.m. Eastern time
                                                       (or leave a message anytime).
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                       INVESTOR SERVICE
MFS Investment Management                              MFS Service Center, Inc.
                                                       P.O. Box 2281
Elaine R. Smith - Independent Consultant               Boston, MA 02107-9906

David B. Stone - Chairman and Director,                For general information, call toll free:
North American Management Corp.                        1-800-225-2606 any business day from 8 a.m. to
(investment advisers)                                  8 p.m. Eastern time.

INVESTMENT ADVISER                                     For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business day
500 Boylston Street                                    from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                                  this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                            For share prices, account balances, and
500 Boylston Street                                    exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                  (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                     WORLD WIDE WEB
                                                       www.mfs.com
ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) RESEARCH FUND                                                ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              MFR-2  11/99  472M  14/214/314/814